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                                                                   EX.99.906CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Direxion Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of The Direxion Funds for the period ended February 28, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The DireXion Funds for the stated period.


/s/ Daniel O'Neill                      /s/ Timothy P. Hagan
------------------------------------    ----------------------------------------
Daniel O'Neill                          Timothy P. Hagan
President, The Direxion Funds           Chief Financial Officer, The Direxion
                                        Funds


Dated: May 5, 2006
       -----------------------------


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The DireXion Funds for purposes of Section 18 of the Securities Exchange Act of 1934.